UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2011
ONCOTHYREON INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33882 (Commission File Number)	26-0868560 (IRS Employer Identification No.)
2601 Fourth Avenue, Suite 500
Seattle, WA 98121
(Address of principal executive offices, including zip code)
(206) 801-2100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Company’s Annual Meeting of Stockholders was held on June 9, 2011. At the Annual Meeting, stockholders of record on April 14, 2011 were entitled to vote 30,095,503 shares of common stock. A total of 21,638,684 (71.9%) shares were represented at the meeting. The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld (or, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the number of votes cast for one year, two years or three years or withheld), as well as the number of abstentions and broker non-votes, as to each such matter
     (1) Nominees for election to the board of directors, to hold office for a term as defined in the proxy statement and until a successor is duly elected and qualified:

			Broker
	For	Withhold	Non-Votes
Daniel Spiegelman	6,736,194	426,633	14,475,857
Douglas Williams	6,784,253	378,574	14,475,857
     Pursuant to the foregoing votes, the nominees listed above were elected to serve on the Company’s board of directors. There were no additional director nominations brought before the meeting.
     (2) Approval of an advisory resolution regarding the compensation of the Company’s named executive officers as reported in the proxy statement for the 2011 Annual Meeting of Stockholders:

			Broker
For	Against	Abstain	Non-Votes
4,726,434	2,278,339	158,054	14,475,857
     Pursuant to the foregoing votes, the advisory resolution on executive compensation was approved.
     (3) An advisory vote on how frequently – every one, two or three years – the Company should hold future advisory votes on the compensation of its named executive officers:

				Broker
1 Year	2 Years	3 Years	Abstain	Non-Votes
2,960,837	121,493	3,928,765	150,684	14,475,857
     Pursuant to the foregoing votes, a frequency of every three years was approved. Consistent with the recommendation of the board of directors in the proxy statement for the Annual Meeting of Stockholders and the outcome of the stockholder vote regarding this proposal, the Company has determined to hold an advisory vote on the compensation of its named executive officers every three years.
     (4) Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2010:

For	Against	Abstain
21,154,074	436,949	47,661
     Pursuant to the foregoing votes, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2011 was approved.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.
By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer, Secretary and Vice President of Corporate Development

Date: June 13, 2011